UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013 (May 9, 2013)

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to the 2010 Non-Employee Directors' Stock Award Plan

On February 22, 2013, the Compensation Committee (the “Committee”), pursuant to authority delegated to it by the Board of Directors (the “Board”) of NewLink Genetics Corporation (the “Company”), approved, subject to stockholder approval, an amendment to the Company’s 2010 Non-Employee Directors' Stock Award Plan (the “NEDSAP”) to increase the aggregate number of shares of the Company’s common stock authorized for issuance thereunder by an additional 161,905 shares to 400,000 shares. The stockholders of the Company approved such amendment at the Company’s 2013 Annual Meeting of Stockholders held on May 9, 2013 (the “2013 Annual Meeting”).
The NEDSAP authorizes the issuance of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and other forms of equity compensation to non-employee directors of the Company. A description of the NEDSAP, as amended, may be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2013 (the “Proxy Statement”). A copy of the NEDSAP, as amended, is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the NEDSAP, as amended, is qualified in its entirety by reference to the description in the Proxy Statement and the NEDSAP.
Amendment to the 2010 Employee Stock Purchase Plan.
On February 22, 2013, the Committee, pursuant to authority delegated to it by the Board, approved, subject to stockholder approval, an amendment to the Company’s 2010 Employee Stock Purchase Plan (the “ESPP”) to increase the aggregate number of shares of the Company's common stock authorized for issuance thereunder by an additional 185,715 shares to 400,000 shares. The stockholders of the Company approved such amendment at the 2013 Annual Meeting.
The ESPP enables participants to purchase, through payroll deductions, shares of the Company’s common stock at a discount from the fair market value of the Company’s common stock at the time of the purchase. A description of the ESPP, as amended, may be found in the Proxy Statement. A copy of the ESPP, as amended, is attached hereto as Exhibit 10.2 and incorporated herein by reference. The foregoing description of the ESPP, as amended, is qualified in its entirety by reference to the description in the Proxy Statement and the ESPP.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Certificate of Incorporation

As previously disclosed in the Proxy Statement, the Board approved, subject to stockholder approval, a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to increase the total number of authorized shares from 43,833,334 to 80,000,000 and to increase the total number of authorized shares of common stock from 38,833,334 to 75,000,000. The stockholders of the Company approved the Certificate of Amendment at the 2013 Annual Meeting. A copy of the Certificate of Amendment, as filed with the Secretary of State of the State of Delaware on May 10, 2013, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting was held on May 9, 2013, for the following purposes:

•	To elect the nominees for Class II director, Joseph Saluri and Paul Edick, nominated by the Board, to serve until the 2016 Annual Meeting of Stockholders;

•	To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock available for issuance to 75,000,000;

•	To approve an amendment to the 2010 Non-Employee Directors' Stock Award Plan increasing the shares reserved for issuance to 400,000;

•	To approve an amendment to the 2010 Employee Stock Purchase Plan increasing the shares reserved for issuance to 400,000;

•	To approve, on an advisory basis, the compensation of the Company's named executive officers; and

•	To ratify the selection by the Audit Committee of the Board of Directors of KPMG, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013.

At the meeting, Joseph Saluri and Paul Edick were re-elected as Class II directors of the Company. The stockholders of the Company approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock available for issuance to 75,000,000. The stockholders of the Company approved amendments to both the 2010 Non-Employee Directors' Stock Award Plan and the 2010 Employee Stock Purchase Plan increasing the shares reserved for issuance under each plan to 400,000. The stockholders of the Company approved, on an advisory basis, the compensation of the Company's named executive officers. In addition, the stockholders of the Company ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2013. The final voting results on each of the matters submitted to a vote of stockholders at the 2013 Annual Meeting are as follows:

	Election of Class II Directors	For	Withheld	Broker Non-Votes
1.	Joseph Saluri	14,946,758	815,282	5,117,729
	Paul Edick	15,670,953	91,087	5,117,729

		For	Against	Abstentions
2.	Amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock available for issuance to 75,000,000	19,425,539	1,451,468	2,762

		For	Against	Abstentions	Broker Non-Votes
3.	Amendment to the 2010 Non-Employee Directors' Stock Award Plan increasing the shares reserved for issuance to 400,000	12,667,865	3,080,230	13,945	5,117,729

		For	Against	Abstentions	Broker Non-Votes
4.	Amendment to the 2010 Employee Stock Purchase Plan increasing the shares reserved for issuance to 400,000	15,519,178	229,562	13,300	5,117,729

		For	Against	Abstentions	Broker Non-Votes
5.	Approval, on an advisory basis, of the compensation of the Company's named executive officers	15,458,743	280,443	22,854	5,117,729

		For	Against	Abstentions
6.	Ratification of KPMG LLP as independent registered public accounting firm for 2013	20,832,885	45,507	1,377

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on May 10, 2013
10.1	2010 Non-Employee Directors' Stock Award Plan, as amended
10.2	2010 Employee Stock Purchase Plan, as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    May 14, 2013

NewLink Genetics Corporation

By:	/s/ Gordon H. Link, Jr.
Gordon H. Link, Jr.
Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on May 10, 2013
10.1	2010 Non-Employee Directors' Stock Award Plan, as amended
10.2	2010 Employee Stock Purchase Plan, as amended